Exhibit 10.14

Corporate Guaranty Promissory Note

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and in order to induce KEY EQUIPMENT FINANCE, A DIVISION OF KEYBANK NATIONAL ASSOCIATION (“KEF”) to make loans and extend credit to LGSI EQUIPMENT OF INDIANA, LLC, an Indiana limited liability company, (“Borrower”), with its principal place of business at 12755 E. Nine Mile Road, Warren, Michigan 48089, providing for the financing of certain equipment (the “Equipment”), LOGISTICS INSIGHT CORP., a Michigan corporation (“Guarantor”), with its principal place of business at 12755 E. Nine Mile Road, Warren, Michigan 48089, hereby absolutely unconditionally and irrevocably guarantees to KEF the full and prompt payment and performance by Borrower of all Obligations (as that term is defined below), on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor is unlimited and the obligations of Guarantor are continuing.

1. Definitions: Capitalized terms not otherwise defined herein have the meaning given in the Master Security Agreement between KEF as Lender and Borrower dated as of December 23, 2015. The following words shall have the following meanings in this Guaranty:

“Guaranty” means this Corporate Guaranty made by Guarantor for the benefit of KEF.

“Obligations” means the obligations of Borrower under the Loan Documents, including, without limitation, the payment when due of all payments (including, without limitation, principal and interest due on the indebtedness) and all other sums currently or hereafter owing by Borrower to KEF thereunder, including reasonable costs, expenses and attorneys fees incurred by KEF in connection .

“Other Guarantor” means any other guarantor of the Obligations.

“Other Guarantees” means any guaranty by any Other Guarantor.

2. Nature of Guaranty. Guarantor’s liability under this Guaranty shall be absolute, unconditional, primary and direct. Guarantor hereby guarantees at all times the prompt payment and performance as and when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Obligations. KEF shall not be required to pursue any right or remedy it may have against Borrower under the Loan Documents or otherwise (and shall not be required first to commence any action or obtain any judgment against Borrower) before enforcing this Guaranty against Guarantor.

3. Guarantor’s Representations and Warranties. Guarantor warrants and represents to KEF that (a) the execution, delivery and performance of this Guaranty (i) has been duly authorized by all necessary action on the part of Guarantor, (ii) does not require the approval of any stockholder, partner, manager, trustee, or holder of any obligations of Guarantor except such as have been duly obtained, and (iii) will not result in a breach of, or constitute a default under, or result in the creation of any security interest, lien, charge or encumbrance upon any property or assets of Guarantor pursuant to any loan agreement, indenture or contract to which Guarantor is a party or by or under which it is bound; (b) this Guaranty constitutes legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with its terms except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles; (c) this Guaranty is executed at Borrower’s request and not at the request of KEF; (d) the proceeds of the loans to be made by KEF to Borrower will result in a direct or indirect material economic benefit to Guarantor; (e) KEF has made no representation to Guarantor as to the creditworthiness of Borrower; (f) Guarantor has means to and shall keep adequately informed regarding Borrower’s financial condition and KEF shall have no obligation to disclose to Guarantor any information regarding Borrower; and (g) Guarantor is a wholly owned subsidiary (directly or indirectly) of Universal Truckload Services, Inc., a Delaware corporation.

4. Guarantor Waivers. (a) Guarantor expressly waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor or both, in any action or proceeding, in any court, arising on, out of, under, by virtue of, or in any way relating to the Loan Documents, this Guaranty or the transactions contemplated thereby or hereby; provided, Guarantor may assert any such claim in a separate action against KEF. Guarantor agrees that this Guaranty shall be valid, enforceable and unconditionally binding upon Guarantor regardless of: (i) the reorganization, merger or consolidation of Borrower into or with another entity, corporate or otherwise, or the sale or other disposition of all or substantially all of the capital stock, business or assets of Borrower to any other person or party; (ii) the death or dissolution of Borrower, Guarantor or any Other Guarantor; (iii) the voluntary or involuntary bankruptcy (including a reorganization in bankruptcy) of Borrower, Guarantor or any Other Guarantor; (iv) the granting by KEF of any indulgences or extensions to Borrower, Guarantor or any Other Guarantor; (v) the assertion by KEF against Borrower, Guarantor or any Other Guarantor of any of KEF’s rights and remedies provided for under the Loan Documents or existing in its favor in law, equity or bankruptcy; (vi) the release of Borrower, Guarantor or any Other Guarantor from any Obligations under the Loan Documents, this Guaranty or any Other Guarantees by KEF or by operation of law or otherwise; (vii) any invalidity, irregularity, defect or unenforceability of any provision of the Loan Documents, this Guaranty or any Other Guarantees; (viii) any defenses given to guarantors at law or in equity other than actual payment and performance of the Obligations; or (ix) the destruction, sale, modification or alteration of any item of the Equipment.

(b) Guarantor hereby waives notice of and consents to (i) the financing by Borrower of the Equipment, and to any leasing or other use of the Equipment permitted by KEF (regardless of who any such lessee or user may be), (ii) all of the provisions of the Loan Documents, and any amendments, qualifications and extensions thereof, and any actions taken thereunder, and (iii) the execution by Borrower of the foregoing documents and of any other agreements, documents and instruments executed by Borrower in connection therewith. Guarantor further waives notice of KEF’s acceptance of this Guaranty, of any default and non-payment and/or non-performance by Borrower under the Loan Documents, of presentment, protest and demand, and of all other matters to which Guarantor might otherwise be entitled. Guarantor further agrees that this Guaranty shall remain and continue in full force and effect notwithstanding any renewal, modification or extension of the term of the Loan Documents or of the terms and conditions of the Loan Documents. Guarantor hereby expressly waives all notice of and consents to any such renewal, modification or extension, and to the execution by Borrower of any documents pertaining to any such renewal, modification or extension. GUARANTOR CONFIRMS THAT THE FOREGOING WAIVER IS INFORMED AND VOLUNTARY.

5. KEF Waiver. KEF shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by KEF. No delay or omission on the part of KEF in exercising any right shall operate as a waiver of such right or any other right. Guarantor hereby agrees that the failure of KEF to insist in any one or more instances upon a strict performance or observance of any of the terms, provisions or covenants of this Guaranty or the Loan Documents, or to exercise any of its rights thereunder or hereunder, shall not be construed or deemed to be a waiver or relinquishment for the future of any such terms, provisions, covenants or rights, but such terms, provisions, covenants and rights shall continue and remain in full force and effect and shall be enforceable under this Guaranty. No delay or failure by KEF to exercise any right or remedy against Borrower or any Other Guarantor will be construed as a waiver of that right or remedy or as a waiver of any right or remedy against Guarantor. All remedies of KEF against the Borrower, Guarantor and the Other Guarantors are cumulative. Receipt by KEF of any payments or other sums payable under the Loan Documents with knowledge that Borrower has breached any of the terms, provisions or covenants of the Loan Documents shall not be deemed to be a waiver by KEF of such breach, or a release or relinquishment of any claim for future performance under the Loan Documents or this Guaranty.

6. Subordination/Subrogation. (a) Guarantor specifically defers the right to exercise any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the Guarantor may now or hereafter have against the Borrower or any other person or entity directly or contingently liable for the Obligations guaranteed hereunder, or against or with respect to the Borrower’s property (including, without limitation, property collateralizing the Loan Documents), arising from the existence or performance of this Guaranty, until such time as the amounts payable under the Loan Documents, excluding any contingent indemnity obligations, have been irrevocably paid in full.

(b) The liability of Guarantor under this Guaranty, and of any Other Guarantors, if any, under Other Guarantees given in favor of KEF in connection with the Loan Documents, shall be joint and several and shall be irrevocable, unconditional and absolute, continuing in full force and effect according to its terms, until all of the Obligations hereby guaranteed have been fully satisfied. Guarantor covenants and agrees that any indebtedness of Borrower to Guarantor is hereby subordinated to the obligations of Borrower to KEF, and that after any default under the Loan Documents or any of the other documents evidencing the transactions contemplated hereby and written notice thereof to Guarantor of such default (unless Guarantor independently had actual knowledge of such default, in which case such notice won’t be required), Guarantor shall hold any funds received from Borrower in trust for KEF to satisfy the obligations of Borrower to KEF and shall forthwith deliver such funds to KEF in the form received. This subordination of the indebtedness and other obligations shall continue until all of the Obligations (other than any contingent indemnity obligations) have been paid, performed and satisfied in full.

7. Assignment. This Guaranty is assignable by KEF (to any assignee(s) of the Obligations) without notice to Guarantor and Guarantor consents thereto. Guarantor’s obligations under this Guaranty may not be delegated to any other person or entity without the prior written consent of KEF. Any assignee of KEF shall have all of the rights of KEF hereunder and may enforce this Guaranty against Guarantor with the same force and effect as if this Guaranty were given to such assignee in the first instance. This Guaranty shall inure to the benefit of KEF, and its successors and assigns, and shall be binding upon Guarantor and its heirs, administrators, successors and assigns.

8. Patriot Act. Guarantor has been advised by KEF that the USA Patriot Act establishes minimum standards of account information to be collected and maintained by KEF, and that to help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account; and specifically, this means that when Guarantor executes this Guaranty, KEF may ask for Guarantor’s name and address, the date of birth of the officers executing this Guaranty, and other information that will allow KEF to identify Guarantor; and that KEF may also ask to see the driver’s license or other identifying documents of the officers of Guarantor executing this Guaranty.

9. Compliance. Guarantor hereby covenants that (a) Guarantor (i) is not listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person or entity, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejections of transactions) under any order or directive of any Compliance Authority; (ii) does not have any of its assets in a Sanctioned Country or, to Guarantor’s knowledge, in the possession, custody or control of a Sanctioned Person; or (iii) does not do business in or with, or derive any of its operating income from investments in or transactions with, any Sanctioned Person or Sanctioned Country in violation of any law or regulation enforced by any Compliance Authority; and (b) Guarantor is in compliance with, and does not engage in any dealings or transactions prohibited by, the USA Patriot Act, the Trading with the Enemy Act, or the U.S. Foreign Corrupt Practices Act of 1977, all as amended, supplemented or replaced from time to time. As used herein, “Compliance Authority” means each and all of the (A) U.S. Department of the Treasury’s Office of Foreign Asset Control; (B) U.S. Treasury Department/Financial Crimes Enforcement Network; (C) U.S. State Department/Directorate of Defense Trade Controls; (D) U.S. Commerce Department/Bureau of Industry and Security; (E) U.S. Internal Revenue Service; (F) U.S. Justice Department; and (G) U.S. Securities and Exchange Commission; “Sanctioned Country” means a country subject to a sanctions program maintained by any Compliance Authority; and “Sanctioned Person” means any individual person, a group, regime, entity or thing subject to, or specially designated under, any sanctions program maintained by any Compliance Authority.

10. Severability/Governing Law. If any provision of this Guaranty is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent that it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be construed liberally in favor of KEF in order to effect the provisions hereof. THIS GUARANTY IS BEING DELIVERED IN, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). ANY ACTION BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING NON-CONTRACTUAL CLAIMS, SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK; PROVIDED, THAT AT KEF’S SOLE OPTION, KEF MAY BRING AN ACTION IN THE STATE WHERE GUARANTOR OR THE EQUIPMENT IS LOCATED. GUARANTOR IRREVOCABLY WAIVES OBJECTIONS TO THE JURISDICTION OF SUCH COURTS AND WAIVES ANY ARGUMENT THAT VENUE IN ANY SUCH FORUM IS NOT CONVENIENT. Guarantor agrees to pay upon demand all of KEF’s costs and expenses, including reasonable attorneys’ fees and court costs, in enforcing payment under this Guaranty, or in the prosecution or defense of any action or proceeding by or against KEF or the Guarantor concerning any matter arising out of or connected herewith, including without limitation any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code.

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11. Jury Trial Waiver. GUARANTOR HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, IN ANY ACTION OR PROCEEDING TO WHICH GUARANTOR MAY BE A PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY, OF THE LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER IS MADE KNOWINGLY, WILLINGLY AND VOLUNTARILY BY GUARANTOR WHO ACKNOWLEDGES THAT NO REPRESENTATIONS HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY OR THE LOAN DOCUMENTS.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the      day of December, 2015.

Guarantor: LOGISTICS INSIGHT CORP.

By:	/s/ Donald J. Berquist, Sr.
Donald J. Berquist, Sr.
Secretary

Federal Tax ID #:

Corporate Guaranty Promissory Note

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and in order to induce KEY EQUIPMENT FINANCE, A DIVISION OF KEYBANK NATIONAL ASSOCIATION (“KEF”) to make loans and extend credit to LGSI EQUIPMENT OF INDIANA, LLC, an Indiana limited liability company, (“Borrower”), with its principal place of business at 12755 E. Nine Mile Road, Warren, Michigan 48089, providing for the financing of certain equipment (the “Equipment”), MASON DIXON INTERMODAL, INC., a Michigan corporation (“Guarantor”), with its principal place of business at 12755 E. Nine Mile Road, Warren, Michigan 48089, hereby absolutely unconditionally and irrevocably guarantees to KEF the full and prompt payment and performance by Borrower of all Obligations (as that term is defined below), on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor is unlimited and the obligations of Guarantor are continuing.

1. Definitions: Capitalized terms not otherwise defined herein have the meaning given in the Master Security Agreement between KEF as Lender and Borrower dated as of December 23, 2015. The following words shall have the following meanings in this Guaranty:

“Guaranty” means this Corporate Guaranty made by Guarantor for the benefit of KEF.

“Obligations” means the obligations of Borrower under the Loan Documents, including, without limitation, the payment when due of all payments (including, without limitation, principal and interest due on the indebtedness) and all other sums currently or hereafter owing by Borrower to KEF thereunder, including reasonable costs, expenses and attorneys fees incurred by KEF in connection .

“Other Guarantor” means any other guarantor of the Obligations.

“Other Guarantees” means any guaranty by any Other Guarantor.

2. Nature of Guaranty. Guarantor’s liability under this Guaranty shall be absolute, unconditional, primary and direct. Guarantor hereby guarantees at all times the prompt payment and performance as and when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Obligations. KEF shall not be required to pursue any right or remedy it may have against Borrower under the Loan Documents or otherwise (and shall not be required first to commence any action or obtain any judgment against Borrower) before enforcing this Guaranty against Guarantor.

3. Guarantor’s Representations and Warranties. Guarantor warrants and represents to KEF that (a) the execution, delivery and performance of this Guaranty (i) has been duly authorized by all necessary action on the part of Guarantor, (ii) does not require the approval of any stockholder, partner, manager, trustee, or holder of any obligations of Guarantor except such as have been duly obtained, and (iii) will not result in a breach of, or constitute a default under, or result in the creation of any security interest, lien, charge or encumbrance upon any property or assets of Guarantor pursuant to any loan agreement, indenture or contract to which Guarantor is a party or by or under which it is bound; (b) this Guaranty constitutes legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with its terms except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles; (c) this Guaranty is executed at Borrower’s request and not at the request of KEF; (d) the proceeds of the loans to be made by KEF to Borrower will result in a direct or indirect material economic benefit to Guarantor; (e) KEF has made no representation to Guarantor as to the creditworthiness of Borrower; (f) Guarantor has means to and shall keep adequately informed regarding Borrower’s financial condition and KEF shall have no obligation to disclose to Guarantor any information regarding Borrower; and (g) Guarantor is a wholly owned subsidiary (directly or indirectly) of Universal Truckload Services, Inc., a Delaware corporation.

4. Guarantor Waivers. (a) Guarantor expressly waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor or both, in any action or proceeding, in any court, arising on, out of, under, by virtue of, or in any way relating to the Loan Documents, this Guaranty or the transactions contemplated thereby or hereby; provided, Guarantor may assert any such claim in a separate action against KEF. Guarantor agrees that this Guaranty shall be valid, enforceable and unconditionally binding upon Guarantor regardless of: (i) the reorganization, merger or consolidation of Borrower into or with another entity, corporate or otherwise, or the sale or other disposition of all or substantially all of the capital stock, business or assets of Borrower to any other person or party; (ii) the death or dissolution of Borrower, Guarantor or any Other Guarantor; (iii) the voluntary or involuntary bankruptcy (including a reorganization in bankruptcy) of Borrower, Guarantor or any Other Guarantor; (iv) the granting by KEF of any indulgences or extensions to Borrower, Guarantor or any Other Guarantor; (v) the assertion by KEF against Borrower, Guarantor or any Other Guarantor of any of KEF’s rights and remedies provided for under the Loan Documents or existing in its favor in law, equity or bankruptcy; (vi) the release of Borrower, Guarantor or any Other Guarantor from any Obligations under the Loan Documents, this Guaranty or any Other Guarantees by KEF or by operation of law or otherwise; (vii) any invalidity, irregularity, defect or unenforceability of any provision of the Loan Documents, this Guaranty or any Other Guarantees; (viii) any defenses given to guarantors at law or in equity other than actual payment and performance of the Obligations; or (ix) the destruction, sale, modification or alteration of any item of the Equipment.

(b) Guarantor hereby waives notice of and consents to (i) the financing by Borrower of the Equipment, and to any leasing or other use of the Equipment permitted by KEF (regardless of who any such lessee or user may be), (ii) all of the provisions of the Loan Documents, and any amendments, qualifications and extensions thereof, and any actions taken thereunder, and (iii) the execution by Borrower of the foregoing documents and of any other agreements, documents and instruments executed by Borrower in connection therewith. Guarantor further waives notice of KEF’s acceptance of this Guaranty, of any default and non-payment and/or non-performance by Borrower under the Loan Documents, of presentment, protest and demand, and of all other matters to which Guarantor might otherwise be entitled. Guarantor further agrees that this Guaranty shall remain and continue in full force and effect notwithstanding any renewal, modification or extension of the term of the Loan Documents or of the terms and conditions of the Loan Documents. Guarantor hereby expressly waives all notice of and consents to any such renewal, modification or extension, and to the execution by Borrower of any documents pertaining to any such renewal, modification or extension. GUARANTOR CONFIRMS THAT THE FOREGOING WAIVER IS INFORMED AND VOLUNTARY.

5. KEF Waiver. KEF shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by KEF. No delay or omission on the part of KEF in exercising any right shall operate as a waiver of such right or any other right. Guarantor hereby agrees that the failure of KEF to insist in any one or more instances upon a strict performance or observance of any of the terms, provisions or covenants of this Guaranty or the Loan Documents, or to exercise any of its rights thereunder or hereunder, shall not be construed or deemed to be a waiver or relinquishment for the future of any such terms, provisions, covenants or rights, but such terms, provisions, covenants and rights shall continue and remain in full force and effect and shall be enforceable under this Guaranty. No delay or failure by KEF to exercise any right or remedy against Borrower or any Other Guarantor will be construed as a waiver of that right or remedy or as a waiver of any right or remedy against Guarantor. All remedies of KEF against the Borrower, Guarantor and the Other Guarantors are cumulative. Receipt by KEF of any payments or other sums payable under the Loan Documents with knowledge that Borrower has breached any of the terms, provisions or covenants of the Loan Documents shall not be deemed to be a waiver by KEF of such breach, or a release or relinquishment of any claim for future performance under the Loan Documents or this Guaranty.

6. Subordination/Subrogation. (a) Guarantor specifically defers the right to exercise any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the Guarantor may now or hereafter have against the Borrower or any other person or entity directly or contingently liable for the Obligations guaranteed hereunder, or against or with respect to the Borrower’s property (including, without limitation, property collateralizing the Loan Documents), arising from the existence or performance of this Guaranty, until such time as the amounts payable under the Loan Documents, excluding any contingent indemnity obligations, have been irrevocably paid in full.

(b) The liability of Guarantor under this Guaranty, and of any Other Guarantors, if any, under Other Guarantees given in favor of KEF in connection with the Loan Documents, shall be joint and several and shall be irrevocable, unconditional and absolute, continuing in full force and effect according to its terms, until all of the Obligations hereby guaranteed have been fully satisfied. Guarantor covenants and agrees that any indebtedness of Borrower to Guarantor is hereby subordinated to the obligations of Borrower to KEF, and that after any default under the Loan Documents or any of the other documents evidencing the transactions contemplated hereby and written notice thereof to Guarantor of such default (unless Guarantor independently had actual knowledge of such default, in which case such notice won’t be required), Guarantor shall hold any funds received from Borrower in trust for KEF to satisfy the obligations of Borrower to KEF and shall forthwith deliver such funds to KEF in the form received. This subordination of the indebtedness and other obligations shall continue until all of the Obligations (other than any contingent indemnity obligations) have been paid, performed and satisfied in full.

7. Assignment. This Guaranty is assignable by KEF (to any assignee(s) of the Obligations) without notice to Guarantor and Guarantor consents thereto. Guarantor’s obligations under this Guaranty may not be delegated to any other person or entity without the prior written consent of KEF. Any assignee of KEF shall have all of the rights of KEF hereunder and may enforce this Guaranty against Guarantor with the same force and effect as if this Guaranty were given to such assignee in the first instance. This Guaranty shall inure to the benefit of KEF, and its successors and assigns, and shall be binding upon Guarantor and its heirs, administrators, successors and assigns.

8. Patriot Act. Guarantor has been advised by KEF that the USA Patriot Act establishes minimum standards of account information to be collected and maintained by KEF, and that to help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account; and specifically, this means that when Guarantor executes this Guaranty,

KEF may ask for Guarantor’s name and address, the date of birth of the officers executing this Guaranty, and other information that will allow KEF to identify Guarantor; and that KEF may also ask to see the driver’s license or other identifying documents of the officers of Guarantor executing this Guaranty.

9. Compliance. Guarantor hereby covenants that (a) Guarantor (i) is not listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person or entity, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejections of transactions) under any order or directive of any Compliance Authority; (ii) does not have any of its assets in a Sanctioned Country or, to Guarantor’s knowledge, in the possession, custody or control of a Sanctioned Person; or (iii) does not do business in or with, or derive any of its operating income from investments in or transactions with, any Sanctioned Person or Sanctioned Country in violation of any law or regulation enforced by any Compliance Authority; and (b) Guarantor is in compliance with, and does not engage in any dealings or transactions prohibited by, the USA Patriot Act, the Trading with the Enemy Act, or the U.S. Foreign Corrupt Practices Act of 1977, all as amended, supplemented or replaced from time to time. As used herein, “Compliance Authority” means each and all of the (A) U.S. Department of the Treasury’s Office of Foreign Asset Control; (B) U.S. Treasury Department/Financial Crimes Enforcement Network; (C) U.S. State Department/Directorate of Defense Trade Controls; (D) U.S. Commerce Department/Bureau of Industry and Security; (E) U.S. Internal Revenue Service; (F) U.S. Justice Department; and (G) U.S. Securities and Exchange Commission; “Sanctioned Country” means a country subject to a sanctions program maintained by any Compliance Authority; and “Sanctioned Person” means any individual person, a group, regime, entity or thing subject to, or specially designated under, any sanctions program maintained by any Compliance Authority.

10. Severability/Governing Law. If any provision of this Guaranty is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent that it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be construed liberally in favor of KEF in order to effect the provisions hereof. THIS GUARANTY IS BEING DELIVERED IN, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). ANY ACTION BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING NON-CONTRACTUAL CLAIMS, SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK; PROVIDED, THAT AT KEF’S SOLE OPTION, KEF MAY BRING AN ACTION IN THE STATE WHERE GUARANTOR OR THE EQUIPMENT IS LOCATED. GUARANTOR IRREVOCABLY WAIVES OBJECTIONS TO THE JURISDICTION OF SUCH COURTS AND WAIVES ANY ARGUMENT THAT VENUE IN ANY SUCH FORUM IS NOT CONVENIENT. Guarantor agrees to pay upon demand all of KEF’s costs and expenses, including reasonable attorneys’ fees and court costs, in enforcing payment under this Guaranty, or in the prosecution or defense of any action or proceeding by or against KEF or the Guarantor concerning any matter arising out of or connected herewith, including without limitation any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code.

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11. Jury Trial Waiver. GUARANTOR HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, IN ANY ACTION OR PROCEEDING TO WHICH GUARANTOR MAY BE A PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY, OF THE LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER IS MADE KNOWINGLY, WILLINGLY AND VOLUNTARILY BY GUARANTOR WHO ACKNOWLEDGES THAT NO REPRESENTATIONS HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY OR THE LOAN DOCUMENTS.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the      day of December, 2015.

Guarantor:

MASON DIXON INTERMODAL, INC.

By:	/s/ Timothy Phillips
Timothy Phillips
President

Federal Tax ID #:

Corporate Guaranty Promissory Note

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and in order to induce KEY EQUIPMENT FINANCE, A DIVISION OF KEYBANK NATIONAL ASSOCIATION (“KEF”) to make loans and extend credit to LGSI EQUIPMENT OF INDIANA, LLC, an Indiana limited liability company, (“Borrower”), with its principal place of business at 12755 E. Nine Mile Road, Warren, Michigan 48089, providing for the financing of certain equipment (the “Equipment”), UNIVERSAL DEDICATED, INC., a Michigan corporation (“Guarantor”), with its principal place of business at 12755 E. Nine Mile Road, Warren, Michigan 48089, hereby absolutely unconditionally and irrevocably guarantees to KEF the full and prompt payment and performance by Borrower of all Obligations (as that term is defined below), on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor is unlimited and the obligations of Guarantor are continuing.

1. Definitions: Capitalized terms not otherwise defined herein have the meaning given in the Master Security Agreement between KEF as Lender and Borrower dated as of December 23, 2015. The following words shall have the following meanings in this Guaranty:

“Guaranty” means this Corporate Guaranty made by Guarantor for the benefit of KEF.

“Obligations” means the obligations of Borrower under the Loan Documents, including, without limitation, the payment when due of all payments (including, without limitation, principal and interest due on the indebtedness) and all other sums currently or hereafter owing by Borrower to KEF thereunder, including reasonable costs, expenses and attorneys fees incurred by KEF in connection .

“Other Guarantor” means any other guarantor of the Obligations.

“Other Guarantees” means any guaranty by any Other Guarantor.

2. Nature of Guaranty. Guarantor’s liability under this Guaranty shall be absolute, unconditional, primary and direct. Guarantor hereby guarantees at all times the prompt payment and performance as and when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Obligations. KEF shall not be required to pursue any right or remedy it may have against Borrower under the Loan Documents or otherwise (and shall not be required first to commence any action or obtain any judgment against Borrower) before enforcing this Guaranty against Guarantor.

3. Guarantor’s Representations and Warranties. Guarantor warrants and represents to KEF that (a) the execution, delivery and performance of this Guaranty (i) has been duly authorized by all necessary action on the part of Guarantor, (ii) does not require the approval of any stockholder, partner, manager, trustee, or holder of any obligations of Guarantor except such as have been duly obtained, and (iii) will not result in a breach of, or constitute a default under, or result in the creation of any security interest, lien, charge or encumbrance upon any property or assets of Guarantor pursuant to any loan agreement, indenture or contract to which Guarantor is a party or by or under which it is bound; (b) this Guaranty constitutes legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with its terms except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles; (c) this Guaranty is executed at Borrower’s request and not at the request of KEF; (d) the proceeds of the loans to be made by KEF to Borrower will result in a direct or indirect material economic benefit to Guarantor; (e) KEF has made no representation to Guarantor as to the creditworthiness of Borrower; (f) Guarantor has means to and shall keep adequately informed regarding Borrower’s financial condition and KEF shall have no obligation to disclose to Guarantor any information regarding Borrower; and (g) Guarantor is a wholly owned subsidiary (directly or indirectly) of Universal Truckload Services, Inc., a Delaware corporation.

4. Guarantor Waivers. (a) Guarantor expressly waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor or both, in any action or proceeding, in any court, arising on, out of, under, by virtue of, or in any way relating to the Loan Documents, this Guaranty or the transactions contemplated thereby or hereby; provided, Guarantor may assert any such claim in a separate action against KEF. Guarantor agrees that this Guaranty shall be valid, enforceable and unconditionally binding upon Guarantor regardless of: (i) the reorganization, merger or consolidation of Borrower into or with another entity, corporate or otherwise, or the sale or other disposition of all or substantially all of the capital stock, business or assets of Borrower to any other person or party; (ii) the death or dissolution of Borrower, Guarantor or any Other Guarantor; (iii) the voluntary or involuntary bankruptcy (including a reorganization in bankruptcy) of Borrower, Guarantor or any Other Guarantor; (iv) the granting by KEF of any indulgences or extensions to Borrower, Guarantor or any Other Guarantor; (v) the assertion by KEF against Borrower, Guarantor or any Other Guarantor of any of KEF’s rights and remedies provided for under the Loan Documents or existing in its favor in law, equity or bankruptcy; (vi) the release of Borrower, Guarantor or any Other Guarantor from any Obligations under the Loan Documents, this Guaranty or any Other Guarantees by KEF or by operation of law or otherwise; (vii) any invalidity, irregularity, defect or unenforceability of any provision of the Loan Documents, this Guaranty or any Other Guarantees; (viii) any defenses given to guarantors at law or in equity other than actual payment and performance of the Obligations; or (ix) the destruction, sale, modification or alteration of any item of the Equipment.

(b) Guarantor hereby waives notice of and consents to (i) the financing by Borrower of the Equipment, and to any leasing or other use of the Equipment permitted by KEF (regardless of who any such lessee or user may be), (ii) all of the provisions of the Loan Documents, and any amendments, qualifications and extensions thereof, and any actions taken thereunder, and (iii) the execution by Borrower of the foregoing documents and of any other agreements, documents and instruments executed by Borrower in connection therewith. Guarantor further waives notice of KEF’s acceptance of this Guaranty, of any default and non-payment and/or non-performance by Borrower under the Loan Documents, of presentment, protest and demand, and of all other matters to which Guarantor might otherwise be entitled. Guarantor further agrees that this Guaranty shall remain and continue in full force and effect notwithstanding any renewal, modification or extension of the term of the Loan Documents or of the terms and conditions of the Loan Documents. Guarantor hereby expressly waives all notice of and consents to any such renewal, modification or extension, and to the execution by Borrower of any documents pertaining to any such renewal, modification or extension. GUARANTOR CONFIRMS THAT THE FOREGOING WAIVER IS INFORMED AND VOLUNTARY.

5. KEF Waiver. KEF shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by KEF. No delay or omission on the part of KEF in exercising any right shall operate as a waiver of such right or any other right. Guarantor hereby agrees that the failure of KEF to insist in any one or more instances upon a strict performance or observance of any of the terms, provisions or covenants of this Guaranty or the Loan Documents, or to exercise any of its rights thereunder or hereunder, shall not be construed or deemed to be a waiver or relinquishment for the future of any such terms, provisions, covenants or rights, but such terms, provisions, covenants and rights shall continue and remain in full force and effect and shall be enforceable under this Guaranty. No delay or failure by KEF to exercise any right or remedy against Borrower or any Other Guarantor will be construed as a waiver of that right or remedy or as a waiver of any right or remedy against Guarantor. All remedies of KEF against the Borrower, Guarantor and the Other Guarantors are cumulative. Receipt by KEF of any payments or other sums payable under the Loan Documents with knowledge that Borrower has breached any of the terms, provisions or covenants of the Loan Documents shall not be deemed to be a waiver by KEF of such breach, or a release or relinquishment of any claim for future performance under the Loan Documents or this Guaranty.

6. Subordination/Subrogation. (a) Guarantor specifically defers the right to exercise any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the Guarantor may now or hereafter have against the Borrower or any other person or entity directly or contingently liable for the Obligations guaranteed hereunder, or against or with respect to the Borrower’s property (including, without limitation, property collateralizing the Loan Documents), arising from the existence or performance of this Guaranty, until such time as the amounts payable under the Loan Documents, excluding any contingent indemnity obligations, have been irrevocably paid in full.

(b) The liability of Guarantor under this Guaranty, and of any Other Guarantors, if any, under Other Guarantees given in favor of KEF in connection with the Loan Documents, shall be joint and several and shall be irrevocable, unconditional and absolute, continuing in full force and effect according to its terms, until all of the Obligations hereby guaranteed have been fully satisfied. Guarantor covenants and agrees that any indebtedness of Borrower to Guarantor is hereby subordinated to the obligations of Borrower to KEF, and that after any default under the Loan Documents or any of the other documents evidencing the transactions contemplated hereby and written notice thereof to Guarantor of such default (unless Guarantor independently had actual knowledge of such default, in which case such notice won’t be required), Guarantor shall hold any funds received from Borrower in trust for KEF to satisfy the obligations of Borrower to KEF and shall forthwith deliver such funds to KEF in the form received. This subordination of the indebtedness and other obligations shall continue until all of the Obligations (other than any contingent indemnity obligations) have been paid, performed and satisfied in full.

7. Assignment. This Guaranty is assignable by KEF (to any assignee(s) of the Obligations) without notice to Guarantor and Guarantor consents thereto. Guarantor’s obligations under this Guaranty may not be delegated to any other person or entity without the prior written consent of KEF. Any assignee of KEF shall have all of the rights of KEF hereunder and may enforce this Guaranty against Guarantor with the same force and effect as if this Guaranty were given to such assignee in the first instance. This Guaranty shall inure to the benefit of KEF, and its successors and assigns, and shall be binding upon Guarantor and its heirs, administrators, successors and assigns.

8. Patriot Act. Guarantor has been advised by KEF that the USA Patriot Act establishes minimum standards of account information to be collected and maintained by KEF, and that to help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account; and specifically, this means that when Guarantor executes this Guaranty, KEF may ask for Guarantor’s name and address, the date of birth of the officers executing this Guaranty, and other information that will allow KEF to identify Guarantor; and that KEF may also ask to see the driver’s license or other identifying documents of the officers of Guarantor executing this Guaranty.

9. Compliance. Guarantor hereby covenants that (a) Guarantor (i) is not listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person or entity, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejections of transactions) under any order or directive of any Compliance Authority; (ii) does not have any of its assets in a Sanctioned Country or, to Guarantor’s knowledge, in the possession, custody or control of a Sanctioned Person; or (iii) does not do business in or with, or derive any of its operating income from investments in or transactions with, any Sanctioned Person or Sanctioned Country in violation of any law or regulation enforced by any Compliance Authority; and (b) Guarantor is in compliance with, and does not engage in any dealings or transactions prohibited by, the USA Patriot Act, the Trading with the Enemy Act, or the U.S. Foreign Corrupt Practices Act of 1977, all as amended, supplemented or replaced from time to time. As used herein, “Compliance Authority” means each and all of the (A) U.S. Department of the Treasury’s Office of Foreign Asset Control; (B) U.S. Treasury Department/Financial Crimes Enforcement Network; (C) U.S. State Department/Directorate of Defense Trade Controls; (D) U.S. Commerce Department/Bureau of Industry and Security; (E) U.S. Internal Revenue Service; (F) U.S. Justice Department; and (G) U.S. Securities and Exchange Commission; “Sanctioned Country” means a country subject to a sanctions program maintained by any Compliance Authority; and “Sanctioned Person” means any individual person, a group, regime, entity or thing subject to, or specially designated under, any sanctions program maintained by any Compliance Authority.

10. Severability/Governing Law. If any provision of this Guaranty is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent that it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be construed liberally in favor of KEF in order to effect the provisions hereof. THIS GUARANTY IS BEING DELIVERED IN, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). ANY ACTION BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING NON-CONTRACTUAL CLAIMS, SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK; PROVIDED, THAT AT KEF’S SOLE OPTION, KEF MAY BRING AN ACTION IN THE STATE WHERE GUARANTOR OR THE EQUIPMENT IS LOCATED. GUARANTOR IRREVOCABLY WAIVES OBJECTIONS TO THE JURISDICTION OF SUCH COURTS AND WAIVES ANY ARGUMENT THAT VENUE IN ANY SUCH FORUM IS NOT CONVENIENT. Guarantor agrees to pay upon demand all of KEF’s costs and expenses, including reasonable attorneys’ fees and court costs, in enforcing payment under this Guaranty, or in the prosecution or defense of any action or proceeding by or against KEF or the Guarantor concerning any matter arising out of or connected herewith, including without limitation any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code.

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11. Jury Trial Waiver. GUARANTOR HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, IN ANY ACTION OR PROCEEDING TO WHICH GUARANTOR MAY BE A PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY, OF THE LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER IS MADE KNOWINGLY, WILLINGLY AND VOLUNTARILY BY GUARANTOR WHO ACKNOWLEDGES THAT NO REPRESENTATIONS HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY OR THE LOAN DOCUMENTS.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the      day of December, 2015.

Guarantor:

UNIVERSAL DEDICATED, INC.

By:	/s/ Darren W. Coast
Darren W. Coast
President

Federal Tax ID #:

Corporate Guaranty Promissory Note

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and in order to induce KEY EQUIPMENT FINANCE, A DIVISION OF KEYBANK NATIONAL ASSOCIATION (“KEF”) to make loans and extend credit to LGSI EQUIPMENT OF INDIANA, LLC, an Indiana limited liability company, (“Borrower”), with its principal place of business at 12755 E. Nine Mile Road, Warren, Michigan 48089, providing for the financing of certain equipment (the “Equipment”), UNIVERSAL SPECIALIZED, INC., a Michigan corporation (“Guarantor”), with its principal place of business at 12755 E. Nine Mile Road, Warren, Michigan 48089, hereby absolutely unconditionally and irrevocably guarantees to KEF the full and prompt payment and performance by Borrower of all Obligations (as that term is defined below), on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor is unlimited and the obligations of Guarantor are continuing.

1. Definitions: Capitalized terms not otherwise defined herein have the meaning given in the Master Security Agreement between KEF as Lender and Borrower dated as of December 23, 2015. The following words shall have the following meanings in this Guaranty:

“Guaranty” means this Corporate Guaranty made by Guarantor for the benefit of KEF.

“Obligations” means the obligations of Borrower under the Loan Documents, including, without limitation, the payment when due of all payments (including, without limitation, principal and interest due on the indebtedness) and all other sums currently or hereafter owing by Borrower to KEF thereunder, including reasonable costs, expenses and attorneys fees incurred by KEF in connection .

“Other Guarantor” means any other guarantor of the Obligations.

“Other Guarantees” means any guaranty by any Other Guarantor.

2. Nature of Guaranty. Guarantor’s liability under this Guaranty shall be absolute, unconditional, primary and direct. Guarantor hereby guarantees at all times the prompt payment and performance as and when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Obligations. KEF shall not be required to pursue any right or remedy it may have against Borrower under the Loan Documents or otherwise (and shall not be required first to commence any action or obtain any judgment against Borrower) before enforcing this Guaranty against Guarantor.

3. Guarantor’s Representations and Warranties. Guarantor warrants and represents to KEF that (a) the execution, delivery and performance of this Guaranty (i) has been duly authorized by all necessary action on the part of Guarantor, (ii) does not require the approval of any stockholder, partner, manager, trustee, or holder of any obligations of Guarantor except such as have been duly obtained, and (iii) will not result in a breach of, or constitute a default under, or result in the creation of any security interest, lien, charge or encumbrance upon any property or assets of Guarantor pursuant to any loan agreement, indenture or contract to which Guarantor is a party or by or under which it is bound; (b) this Guaranty constitutes legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with its terms except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles; (c) this Guaranty is executed at Borrower’s request and not at the request of KEF; (d) the proceeds of the loans to be made by KEF to Borrower will result in a direct or indirect material economic benefit to Guarantor; (e) KEF has made no representation to Guarantor as to the creditworthiness of Borrower; (f) Guarantor has means to and shall keep adequately informed regarding Borrower’s financial condition and KEF shall have no obligation to disclose to Guarantor any information regarding Borrower; and (g) Guarantor is a wholly owned subsidiary (directly or indirectly) of Universal Truckload Services, Inc., a Delaware corporation.

4. Guarantor Waivers. (a) Guarantor expressly waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor or both, in any action or proceeding, in any court, arising on, out of, under, by virtue of, or in any way relating to the Loan Documents, this Guaranty or the transactions contemplated thereby or hereby; provided, Guarantor may assert any such claim in a separate action against KEF. Guarantor agrees that this Guaranty shall be valid, enforceable and unconditionally binding upon Guarantor regardless of: (i) the reorganization, merger or consolidation of Borrower into or with another entity, corporate or otherwise, or the sale or other disposition of all or substantially all of the capital stock, business or assets of Borrower to any other person or party; (ii) the death or dissolution of Borrower, Guarantor or any Other Guarantor; (iii) the voluntary or involuntary bankruptcy (including a reorganization in bankruptcy) of Borrower, Guarantor or any Other Guarantor; (iv) the granting by KEF of any indulgences or extensions to Borrower, Guarantor or any Other Guarantor; (v) the assertion by KEF against Borrower, Guarantor or any Other Guarantor of any of KEF’s rights and remedies provided for under the Loan Documents or existing in its favor in law, equity or bankruptcy; (vi) the release of Borrower, Guarantor or any Other Guarantor from any Obligations under the Loan Documents, this Guaranty or any Other Guarantees by KEF or by operation of law or otherwise; (vii) any invalidity, irregularity, defect or unenforceability of any provision of the Loan Documents, this Guaranty or any Other Guarantees; (viii) any defenses given to guarantors at law or in equity other than actual payment and performance of the Obligations; or (ix) the destruction, sale, modification or alteration of any item of the Equipment.

(b) Guarantor hereby waives notice of and consents to (i) the financing by Borrower of the Equipment, and to any leasing or other use of the Equipment permitted by KEF (regardless of who any such lessee or user may be), (ii) all of the provisions of the Loan Documents, and any amendments, qualifications and extensions thereof, and any actions taken thereunder, and (iii) the execution by Borrower of the foregoing documents and of any other agreements, documents and instruments executed by Borrower in connection therewith. Guarantor further waives notice of KEF’s acceptance of this Guaranty, of any default and non-payment and/or non-performance by Borrower under the Loan Documents, of presentment, protest and demand, and of all other matters to which Guarantor might otherwise be entitled. Guarantor further agrees that this Guaranty shall remain and continue in full force and effect notwithstanding any renewal, modification or extension of the term of the Loan Documents or of the terms and conditions of the Loan Documents. Guarantor hereby expressly waives all notice of and consents to any such renewal, modification or extension, and to the execution by Borrower of any documents pertaining to any such renewal, modification or extension. GUARANTOR CONFIRMS THAT THE FOREGOING WAIVER IS INFORMED AND VOLUNTARY.

5. KEF Waiver. KEF shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by KEF. No delay or omission on the part of KEF in exercising any right shall operate as a waiver of such right or any other right. Guarantor hereby agrees that the failure of KEF to insist in any one or more instances upon a strict performance or observance of any of the terms, provisions or covenants of this Guaranty or the Loan Documents, or to exercise any of its rights thereunder or hereunder, shall not be construed or deemed to be a waiver or relinquishment for the future of any such terms, provisions, covenants or rights, but such terms, provisions, covenants and rights shall continue and remain in full force and effect and shall be enforceable under this Guaranty. No delay or failure by KEF to exercise any right or remedy against Borrower or any Other Guarantor will be construed as a waiver of that right or remedy or as a waiver of any right or remedy against Guarantor. All remedies of KEF against the Borrower, Guarantor and the Other Guarantors are cumulative. Receipt by KEF of any payments or other sums payable under the Loan Documents with knowledge that Borrower has breached any of the terms, provisions or covenants of the Loan Documents shall not be deemed to be a waiver by KEF of such breach, or a release or relinquishment of any claim for future performance under the Loan Documents or this Guaranty.

6. Subordination/Subrogation. (a) Guarantor specifically defers the right to exercise any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the Guarantor may now or hereafter have against the Borrower or any other person or entity directly or contingently liable for the Obligations guaranteed hereunder, or against or with respect to the Borrower’s property (including, without limitation, property collateralizing the Loan Documents), arising from the existence or performance of this Guaranty, until such time as the amounts payable under the Loan Documents, excluding any contingent indemnity obligations, have been irrevocably paid in full.

(b) The liability of Guarantor under this Guaranty, and of any Other Guarantors, if any, under Other Guarantees given in favor of KEF in connection with the Loan Documents, shall be joint and several and shall be irrevocable, unconditional and absolute, continuing in full force and effect according to its terms, until all of the Obligations hereby guaranteed have been fully satisfied. Guarantor covenants and agrees that any indebtedness of Borrower to Guarantor is hereby subordinated to the obligations of Borrower to KEF, and that after any default under the Loan Documents or any of the other documents evidencing the transactions contemplated hereby and written notice thereof to Guarantor of such default (unless Guarantor independently had actual knowledge of such default, in which case such notice won’t be required), Guarantor shall hold any funds received from Borrower in trust for KEF to satisfy the obligations of Borrower to KEF and shall forthwith deliver such funds to KEF in the form received. This subordination of the indebtedness and other obligations shall continue until all of the Obligations (other than any contingent indemnity obligations) have been paid, performed and satisfied in full.

7. Assignment. This Guaranty is assignable by KEF (to any assignee(s) of the Obligations) without notice to Guarantor and Guarantor consents thereto. Guarantor’s obligations under this Guaranty may not be delegated to any other person or entity without the prior written consent of KEF. Any assignee of KEF shall have all of the rights of KEF hereunder and may enforce this Guaranty against Guarantor with the same force and effect as if this Guaranty were given to such assignee in the first instance. This Guaranty shall inure to the benefit of KEF, and its successors and assigns, and shall be binding upon Guarantor and its heirs, administrators, successors and assigns.

8. Patriot Act. Guarantor has been advised by KEF that the USA Patriot Act establishes minimum standards of account information to be collected and maintained by KEF, and that to help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account; and specifically, this means that when Guarantor executes this Guaranty,

KEF may ask for Guarantor’s name and address, the date of birth of the officers executing this Guaranty, and other information that will allow KEF to identify Guarantor; and that KEF may also ask to see the driver’s license or other identifying documents of the officers of Guarantor executing this Guaranty.

9. Compliance. Guarantor hereby covenants that (a) Guarantor (i) is not listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person or entity, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejections of transactions) under any order or directive of any Compliance Authority; (ii) does not have any of its assets in a Sanctioned Country or, to Guarantor’s knowledge, in the possession, custody or control of a Sanctioned Person; or (iii) does not do business in or with, or derive any of its operating income from investments in or transactions with, any Sanctioned Person or Sanctioned Country in violation of any law or regulation enforced by any Compliance Authority; and (b) Guarantor is in compliance with, and does not engage in any dealings or transactions prohibited by, the USA Patriot Act, the Trading with the Enemy Act, or the U.S. Foreign Corrupt Practices Act of 1977, all as amended, supplemented or replaced from time to time. As used herein, “Compliance Authority” means each and all of the (A) U.S. Department of the Treasury’s Office of Foreign Asset Control; (B) U.S. Treasury Department/Financial Crimes Enforcement Network; (C) U.S. State Department/Directorate of Defense Trade Controls; (D) U.S. Commerce Department/Bureau of Industry and Security; (E) U.S. Internal Revenue Service; (F) U.S. Justice Department; and (G) U.S. Securities and Exchange Commission; “Sanctioned Country” means a country subject to a sanctions program maintained by any Compliance Authority; and “Sanctioned Person” means any individual person, a group, regime, entity or thing subject to, or specially designated under, any sanctions program maintained by any Compliance Authority.

10. Severability/Governing Law. If any provision of this Guaranty is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent that it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be construed liberally in favor of KEF in order to effect the provisions hereof. THIS GUARANTY IS BEING DELIVERED IN, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). ANY ACTION BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING NON-CONTRACTUAL CLAIMS, SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK; PROVIDED, THAT AT KEF’S SOLE OPTION, KEF MAY BRING AN ACTION IN THE STATE WHERE GUARANTOR OR THE EQUIPMENT IS LOCATED. GUARANTOR IRREVOCABLY WAIVES OBJECTIONS TO THE JURISDICTION OF SUCH COURTS AND WAIVES ANY ARGUMENT THAT VENUE IN ANY SUCH FORUM IS NOT CONVENIENT. Guarantor agrees to pay upon demand all of KEF’s costs and expenses, including reasonable attorneys’ fees and court costs, in enforcing payment under this Guaranty, or in the prosecution or defense of any action or proceeding by or against KEF or the Guarantor concerning any matter arising out of or connected herewith, including without limitation any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code.

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11. Jury Trial Waiver. GUARANTOR HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, IN ANY ACTION OR PROCEEDING TO WHICH GUARANTOR MAY BE A PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY, OF THE LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER IS MADE KNOWINGLY, WILLINGLY AND VOLUNTARILY BY GUARANTOR WHO ACKNOWLEDGES THAT NO REPRESENTATIONS HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY OR THE LOAN DOCUMENTS.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the      day of December, 2015.

Guarantor:

UNIVERSAL SPECIALIZED, INC.

By:	/s/ Mark Limback
Mark Limback
President

Federal Tax ID #:

Corporate Guaranty Promissory Note

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and in order to induce KEY EQUIPMENT FINANCE, A DIVISION OF KEYBANK NATIONAL ASSOCIATION (“KEF”) to make loans and extend credit to LGSI EQUIPMENT OF INDIANA, LLC, an Indiana limited liability company, (“Borrower”), with its principal place of business at 12755 E. Nine Mile Road, Warren, Michigan 48089, providing for the financing of certain equipment (the “Equipment”), UNIVERSAL TRUCKLOAD, INC., a Delaware corporation (“Guarantor”), with its principal place of business at 12755 E. Nine Mile Road, Warren, Michigan 48089, hereby absolutely unconditionally and irrevocably guarantees to KEF the full and prompt payment and performance by Borrower of all Obligations (as that term is defined below), on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor is unlimited and the obligations of Guarantor are continuing.

1. Definitions: Capitalized terms not otherwise defined herein have the meaning given in the Master Security Agreement between KEF as Lender and Borrower dated as of December 23, 2015. The following words shall have the following meanings in this Guaranty:

“Guaranty” means this Corporate Guaranty made by Guarantor for the benefit of KEF.

“Obligations” means the obligations of Borrower under the Loan Documents, including, without limitation, the payment when due of all payments (including, without limitation, principal and interest due on the indebtedness) and all other sums currently or hereafter owing by Borrower to KEF thereunder, including reasonable costs, expenses and attorneys fees incurred by KEF in connection .

“Other Guarantor” means any other guarantor of the Obligations.

“Other Guarantees” means any guaranty by any Other Guarantor.

2. Nature of Guaranty. Guarantor’s liability under this Guaranty shall be absolute, unconditional, primary and direct. Guarantor hereby guarantees at all times the prompt payment and performance as and when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Obligations. KEF shall not be required to pursue any right or remedy it may have against Borrower under the Loan Documents or otherwise (and shall not be required first to commence any action or obtain any judgment against Borrower) before enforcing this Guaranty against Guarantor.

3. Guarantor’s Representations and Warranties. Guarantor warrants and represents to KEF that (a) the execution, delivery and performance of this Guaranty (i) has been duly authorized by all necessary action on the part of Guarantor, (ii) does not require the approval of any stockholder, partner, manager, trustee, or holder of any obligations of Guarantor except such as have been duly obtained, and (iii) will not result in a breach of, or constitute a default under, or result in the creation of any security interest, lien, charge or encumbrance upon any property or assets of Guarantor pursuant to any loan agreement, indenture or contract to which Guarantor is a party or by or under which it is bound; (b) this Guaranty constitutes legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with its terms except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles; (c) this Guaranty is executed at Borrower’s request and not at the request of KEF; (d) the proceeds of the loans to be made by KEF to Borrower will result in a direct or indirect material economic benefit to Guarantor; (e) KEF has made no representation to Guarantor as to the creditworthiness of Borrower; (f) Guarantor has means to and shall keep adequately informed regarding Borrower’s financial condition and KEF shall have no obligation to disclose to Guarantor any information regarding Borrower; and (g) Guarantor is a wholly owned subsidiary (directly or indirectly) of Universal Truckload Services, Inc., a Delaware corporation.

4. Guarantor Waivers. (a) Guarantor expressly waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor or both, in any action or proceeding, in any court, arising on, out of, under, by virtue of, or in any way relating to the Loan Documents, this Guaranty or the transactions contemplated thereby or hereby; provided, Guarantor may assert any such claim in a separate action against KEF. Guarantor agrees that this Guaranty shall be valid, enforceable and unconditionally binding upon Guarantor regardless of: (i) the reorganization, merger or consolidation of Borrower into or with another entity, corporate or otherwise, or the sale or other disposition of all or substantially all of the capital stock, business or assets of Borrower to any other person or party; (ii) the death or dissolution of Borrower, Guarantor or any Other Guarantor; (iii) the voluntary or involuntary bankruptcy (including a reorganization in bankruptcy) of Borrower, Guarantor or any Other Guarantor; (iv) the granting by KEF of any indulgences or extensions to Borrower, Guarantor or any Other Guarantor; (v) the assertion by KEF against Borrower, Guarantor or any Other Guarantor of any of KEF’s rights and remedies provided for under the Loan Documents or existing in its favor in law, equity or bankruptcy; (vi) the release of Borrower, Guarantor or any Other Guarantor from any Obligations under the Loan Documents, this Guaranty or any Other Guarantees by KEF or by operation of law or otherwise; (vii) any invalidity, irregularity, defect or unenforceability of any provision of the Loan Documents, this Guaranty or any Other Guarantees; (viii) any defenses given to guarantors at law or in equity other than actual payment and performance of the Obligations; or (ix) the destruction, sale, modification or alteration of any item of the Equipment.

(b) Guarantor hereby waives notice of and consents to (i) the financing by Borrower of the Equipment, and to any leasing or other use of the Equipment permitted by KEF (regardless of who any such lessee or user may be), (ii) all of the provisions of the Loan Documents, and any amendments, qualifications and extensions thereof, and any actions taken thereunder, and (iii) the execution by Borrower of the foregoing documents and of any other agreements, documents and instruments executed by Borrower in connection therewith. Guarantor further waives notice of KEF’s acceptance of this Guaranty, of any default and non-payment and/or non-performance by Borrower under the Loan Documents, of presentment, protest and demand, and of all other matters to which Guarantor might otherwise be entitled. Guarantor further agrees that this Guaranty shall remain and continue in full force and effect notwithstanding any renewal, modification or extension of the term of the Loan Documents or of the terms and conditions of the Loan Documents. Guarantor hereby expressly waives all notice of and consents to any such renewal, modification or extension, and to the execution by Borrower of any documents pertaining to any such renewal, modification or extension. GUARANTOR CONFIRMS THAT THE FOREGOING WAIVER IS INFORMED AND VOLUNTARY.

5. KEF Waiver. KEF shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by KEF. No delay or omission on the part of KEF in exercising any right shall operate as a waiver of such right or any other right. Guarantor hereby agrees that the failure of KEF to insist in any one or more instances upon a strict performance or observance of any of the terms, provisions or covenants of this Guaranty or the Loan Documents, or to exercise any of its rights thereunder or hereunder, shall not be construed or deemed to be a waiver or relinquishment for the future of any such terms, provisions, covenants or rights, but such terms, provisions, covenants and rights shall continue and remain in full force and effect and shall be enforceable under this Guaranty. No delay or failure by KEF to exercise any right or remedy against Borrower or any Other Guarantor will be construed as a waiver of that right or remedy or as a waiver of any right or remedy against Guarantor. All remedies of KEF against the Borrower, Guarantor and the Other Guarantors are cumulative. Receipt by KEF of any payments or other sums payable under the Loan Documents with knowledge that Borrower has breached any of the terms, provisions or covenants of the Loan Documents shall not be deemed to be a waiver by KEF of such breach, or a release or relinquishment of any claim for future performance under the Loan Documents or this Guaranty.

6. Subordination/Subrogation. (a) Guarantor specifically defers the right to exercise any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the Guarantor may now or hereafter have against the Borrower or any other person or entity directly or contingently liable for the Obligations guaranteed hereunder, or against or with respect to the Borrower’s property (including, without limitation, property collateralizing the Loan Documents), arising from the existence or performance of this Guaranty, until such time as the amounts payable under the Loan Documents, excluding any contingent indemnity obligations, have been irrevocably paid in full.

(b) The liability of Guarantor under this Guaranty, and of any Other Guarantors, if any, under Other Guarantees given in favor of KEF in connection with the Loan Documents, shall be joint and several and shall be irrevocable, unconditional and absolute, continuing in full force and effect according to its terms, until all of the Obligations hereby guaranteed have been fully satisfied. Guarantor covenants and agrees that any indebtedness of Borrower to Guarantor is hereby subordinated to the obligations of Borrower to KEF, and that after any default under the Loan Documents or any of the other documents evidencing the transactions contemplated hereby and written notice thereof to Guarantor of such default (unless Guarantor independently had actual knowledge of such default, in which case such notice won’t be required), Guarantor shall hold any funds received from Borrower in trust for KEF to satisfy the obligations of Borrower to KEF and shall forthwith deliver such funds to KEF in the form received. This subordination of the indebtedness and other obligations shall continue until all of the Obligations (other than any contingent indemnity obligations) have been paid, performed and satisfied in full.

7. Assignment. This Guaranty is assignable by KEF (to any assignee(s) of the Obligations) without notice to Guarantor and Guarantor consents thereto. Guarantor’s obligations under this Guaranty may not be delegated to any other person or entity without the prior written consent of KEF. Any assignee of KEF shall have all of the rights of KEF hereunder and may enforce this Guaranty against Guarantor with the same force and effect as if this Guaranty were given to such assignee in the first instance. This Guaranty shall inure to the benefit of KEF, and its successors and assigns, and shall be binding upon Guarantor and its heirs, administrators, successors and assigns.

8. Patriot Act. Guarantor has been advised by KEF that the USA Patriot Act establishes minimum standards of account information to be collected and maintained by KEF, and that to help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account; and specifically, this means that when Guarantor executes this Guaranty,

KEF may ask for Guarantor’s name and address, the date of birth of the officers executing this Guaranty, and other information that will allow KEF to identify Guarantor; and that KEF may also ask to see the driver’s license or other identifying documents of the officers of Guarantor executing this Guaranty.

9. Compliance. Guarantor hereby covenants that (a) Guarantor (i) is not listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person or entity, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejections of transactions) under any order or directive of any Compliance Authority; (ii) does not have any of its assets in a Sanctioned Country or, to Guarantor’s knowledge, in the possession, custody or control of a Sanctioned Person; or (iii) does not do business in or with, or derive any of its operating income from investments in or transactions with, any Sanctioned Person or Sanctioned Country in violation of any law or regulation enforced by any Compliance Authority; and (b) Guarantor is in compliance with, and does not engage in any dealings or transactions prohibited by, the USA Patriot Act, the Trading with the Enemy Act, or the U.S. Foreign Corrupt Practices Act of 1977, all as amended, supplemented or replaced from time to time. As used herein, “Compliance Authority” means each and all of the (A) U.S. Department of the Treasury’s Office of Foreign Asset Control; (B) U.S. Treasury Department/Financial Crimes Enforcement Network; (C) U.S. State Department/Directorate of Defense Trade Controls; (D) U.S. Commerce Department/Bureau of Industry and Security; (E) U.S. Internal Revenue Service; (F) U.S. Justice Department; and (G) U.S. Securities and Exchange Commission; “Sanctioned Country” means a country subject to a sanctions program maintained by any Compliance Authority; and “Sanctioned Person” means any individual person, a group, regime, entity or thing subject to, or specially designated under, any sanctions program maintained by any Compliance Authority.

10. Severability/Governing Law. If any provision of this Guaranty is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent that it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be construed liberally in favor of KEF in order to effect the provisions hereof. THIS GUARANTY IS BEING DELIVERED IN, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). ANY ACTION BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING NON-CONTRACTUAL CLAIMS, SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK; PROVIDED, THAT AT KEF’S SOLE OPTION, KEF MAY BRING AN ACTION IN THE STATE WHERE GUARANTOR OR THE EQUIPMENT IS LOCATED. GUARANTOR IRREVOCABLY WAIVES OBJECTIONS TO THE JURISDICTION OF SUCH COURTS AND WAIVES ANY ARGUMENT THAT VENUE IN ANY SUCH FORUM IS NOT CONVENIENT. Guarantor agrees to pay upon demand all of KEF’s costs and expenses, including reasonable attorneys’ fees and court costs, in enforcing payment under this Guaranty, or in the prosecution or defense of any action or proceeding by or against KEF or the Guarantor concerning any matter arising out of or connected herewith, including without limitation any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code.

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11. Jury Trial Waiver. GUARANTOR HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, IN ANY ACTION OR PROCEEDING TO WHICH GUARANTOR MAY BE A PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY, OF THE LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER IS MADE KNOWINGLY, WILLINGLY AND VOLUNTARILY BY GUARANTOR WHO ACKNOWLEDGES THAT NO REPRESENTATIONS HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY OR THE LOAN DOCUMENTS.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the      day of December, 2015.

Guarantor:

UNIVERSAL TRUCKLOAD, INC.

By:	/s/ Mark Limback
Mark Limback
President

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